OCTOBER 28, 2025 BUSINESS UPDATE EXHIBIT 99.1

1Edison International | October 2025 Business Update Statements contained in this presentation about future performance, including, without limitation, operating results, capital expenditures, rate base growth, dividend policy, financial outlook, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results include, but are not limited to the: • ability of SCE to recover its costs through regulated rates, timely or at all, including uninsured wildfire-related and debris flow-related costs (including amounts paid for self-insured retention and co-insurance, and amounts not recoverable from the Wildfire Insurance Fund), and costs incurred for wildfire restoration efforts and to mitigate the risk of utility equipment causing future wildfires; • the cybersecurity of Edison International's and SCE's critical information technology systems for grid control and business, employee and customer data, and the physical security of Edison International's and SCE's critical assets and personnel; • risks associated with the operation and maintenance of electrical facilities, including worker, contractor, and public safety issues, the risk of utility assets causing or contributing to wildfires, failure, availability, efficiency, and output of equipment and facilities, and availability and cost of spare parts; • impact of affordability of customer rates on SCE's ability to execute its strategy, including the impact of affordability on SCE’s ability to obtain regulatory approval of, or cost recovery for, operations and maintenance expenses, proposed capital investment projects, and increased costs due to supply chain constraints, tariffs, inflation and rising interest rates and the impact of legislative actions on affordability; • ability of SCE to update its grid infrastructure to maintain system integrity and reliability, and meet electrification needs; • ability of SCE to implement its operational and strategic plans, including its Wildfire Mitigation Plan, its target energization times and capital investment program, including challenges related to project site identification, public opposition, environmental mitigation, construction, permitting, contractor performance, changes in the California Independent System Operator's (“CAISO”) transmission plans, and governmental approvals; • risks of regulatory or legislative restrictions that would limit SCE's ability to implement operational measures to mitigate wildfire risk, including Public Safety Power Shutoff (“PSPS”) and fast curve settings, when conditions warrant or would otherwise limit SCE's operational practices relative to wildfire risk mitigation; • ability of SCE to obtain safety certifications from the Office of Energy Infrastructure Safety of the California Natural Resources Agency (“OEIS“); • risk that California Assembly Bill 1054 (“AB 1054“), California Senate Bill 254 (“SB 254”) or other new California legislation does not effectively mitigate the significant exposure faced by California investor-owned utilities related to liability for damages arising from catastrophic wildfires where utility facilities are alleged to be a substantial or contributing cause, including the longevity of the Wildfire Insurance Fund and the California Public Utilities Commission (“CPUC”) interpretation of and actions under AB 1054 or SB 254, including its interpretation of the prudency standard clarified by AB 1054; • ability of Edison International and SCE to effectively attract, manage, develop and retain a skilled workforce, including its contract workers; • decisions and other actions by the CPUC, the Federal Energy Regulatory Commission, and the United States Nuclear Regulatory Commission, the California legislature and other governmental authorities, including decisions and actions related to nationwide or statewide crisis, approval of regulatory proceeding settlements, determinations of authorized rates of return or return on equity, the recoverability of wildfire-related and debris flow-related costs, issuance of SCE's wildfire safety certification, reforming wildfire-related liability protections available to California investor-owned utilities, wildfire mitigation efforts, approval and implementation of electrification programs, and delays in executive, regulatory and legislative actions; • governmental, statutory, regulatory, or administrative changes or initiatives affecting the electricity industry, including the market structure rules applicable to each market adopted by the North American Electric Reliability Corporation, CAISO, Western Electricity Coordinating Council, and similar regulatory bodies in adjoining regions, and changes in the United States' and California's environmental priorities that lessen the importance placed on greenhouse gas reduction and other climate related priorities; • potential for penalties or disallowances for non-compliance with applicable laws and regulations, including fines, penalties and disallowances related to wildfires where SCE's equipment is alleged to be associated with ignition; • extreme weather-related incidents (including events caused, or exacerbated, by climate change), such as wildfires, debris flows, flooding, droughts, high wind events and extreme heat events and other natural disasters (such as earthquakes), which could cause, among other things, worker and public safety issues, property damage, outages and other operational issues (such as issues due to damaged infrastructure), PSPS activations and unanticipated costs; • risks associated with the decommissioning of San Onofre, including those related to worker and public safety, public opposition, permitting, governmental approvals, on-site storage of spent nuclear fuel and other radioactive material, delays, contractual disputes, and cost overruns; • risks associated with cost allocation resulting in higher rates for utility bundled service customers because of possible customer bypass or departure for other electricity providers such as Community Choice Aggregators (“CCA,” which are cities, counties, and certain other public agencies with the authority to generate and/or purchase electricity for their local residents and businesses) and Electric Service Providers (entities that offer electric power and ancillary services to retail customers, other than electrical corporations (like SCE) and CCAs); • actions by credit rating agencies to downgrade Edison International or SCE’s credit ratings or to place those ratings on negative watch or negative outlook. Other important factors are discussed under the headings “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s Form 10-K and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation. Forward-Looking Statements

2Edison International | October 2025 Business Update Wildfire Mitigation Financial Information AppendixIntroduction Electrifying the Future: Customers and Clean Energy Edison International leads the transformation of the electric power industry One of the nation’s largest electric-only utilities, with over 5 million customer accounts in 50,000 square-mile service area EIX’s principal subsidiary, with $28–29 billion electric infrastructure investment opportunity from 2025 through 2028 Growth driven by investment in strengthening and modernizing the grid and advancing California’s aggressive climate goals Wires-focused rate base, with limited power generation ownership (<20% of power delivered from owned generation) Partners with large commercial, industrial, and institutional organizations to navigate the energy transition by providing integrated energy management and sustainability solutions Clients include 51 of the world’s largest companies Focused on opportunities in clean energy, advancing electrification, building a modernized and more reliable grid, and enabling customers’ technology choices

Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# Thesis: Wires-focused utility with continuing investments in reliability and resiliency while enabling clean energy transition

**Constructive California and Federal regulatory structures**
- Decoupling of sales
- Forward-looking ratemaking
- Premium California ROE
- Wildfire prudency standard

**Aggressive climate goals met with clean, efficient, economywide electrification**
- California GHG reduction
- Helping customers make clean energy choices

**Significant investment required to ensure the grid is reliable, resilient, and ready for widespread electrification**
- Address wildfire risk and climate adaptation needs
- Infrastructure replacement
- Electrification infrastructure

**Investment in electric-led clean energy future results in strong rate base and dividend growth**
- 7–8% 2024–2028 rate base CAGR
- Target dividend payout of 45–55% of SCE core earnings

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# California's regulatory mechanisms provide revenue certainty

| | |
|---|---|
| **Revenue Decoupling** means earnings aren't affected by changes in electricity sales | Long-standing regulatory mechanism that breaks the link between retail electricity sales and revenue; promotes energy efficiency, helps stabilize customer bills, and supports environmental goals<br>Changes in sales only affect timing of cash collection |
| **Balancing Accounts** allow SCE to collect and refund differences to authorized revenue | SCE has several balancing accounts, including for variances in sales volume, such as those related to weather<br>Fuel & purchased power recovered on forecast basis, with over/under-collections trued-up via balancing accounts |
| **Forecast Ratemaking** reduces regulatory lag | Four-year GRC cycle with forward-looking test year and attrition year increases<br>CPUC has historically authorized mechanism that gives SCE opportunity to offset some inflationary price increases based on utility-specific indices<br>Cost of capital proceedings on three-year cycle separate from GRC with mechanism to reasonably adjust cost of capital if market conditions change significantly during cycles |

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SCE WILDFIRE MITIGATION: APPROACH, PROGRESS, AND RESULTS

Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# Useful Links and Resources[1]

**Southern California Wildfires Document Library**
(including ESIRs and Section 315 letters)

## Wildfire Mitigation

- SCE Wildfire Safety Webpage
- Wildfire Mitigation Plan & Related Documents
- Vegetation Management

## AB 1054 and SB 254-Related

- SB 254 (2025) & Natural Catastrophe Resiliency Study
- AB 1054 (2019) & SB 599 (2022)
- SCE Safety Certification
- Wildfire Insurance Fund

## Situational Awareness

- Weather Stations
- Wildfire Cameras
- PSPS Information
- PSPS Decision Making
- Role of Weather in PSPS

## Other

- Edison for the Record
- Map of SCE's Service Area
- Stories and Videos on SCE's Wildfire Mitigation Efforts and PSPS
- Energized by Edison Wildfire Mitigation Newsletter

1. This page contains links to third-party websites, provided for the convenience of investors. Direct links to documents and information issued by third parties are provided on this page should not be construed as an endorsement or adoption of or an agreement with such content by Edison International or SCE. Third-party content is the responsibility of the third-party, and Edison International and SCE disclaim all liability for any statements made in such third-party content

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# SCE's 2026–2028 Wildfire Mitigation Plan is a layered defense strategy to safeguard our communities



**Distribution hardening**
*Additional 700+ miles of covered conductor and targeted undergrounding*



**Transmission hardening**
*Enhanced standards and proactive upgrades to reduce ignition risk on transmission infrastructure*



**New technology deployment**
*Deploying new and expanded tools to identify and prevent ignition risks early*



**Aerial suppression**
*Supporting aerial firefighting resources to improve rapid wildfire response and public safety*



**Public Safety Power Shutoffs (PSPS)**
*Last-resort tool to prevent ignitions during extreme weather; focused on reducing impacts*



**Situational awareness**
*Using weather stations, HD cameras, and forecasting to monitor and respond to wildfire risk*



**Vegetation management**
*Removing hazardous trees and maintaining clearances to prevent vegetation-related ignitions*



**Refine other strategies**
*Continuously improving mitigation through lessons learned, modeling, and utility collaboration*

**Continued investment builds on ongoing efforts to reduce the risk of wildfires associated with utility equipment while applying latest learnings**

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# SCE is seeing proof points and results from its substantial wildfire mitigation efforts

**6,800+ MILES**
**OF COVERED CONDUCTOR[1]**



**2.5 MILLION+**
**TRIMS AND REMOVALS IN HFRA[1]**



**1.5 MILLION+**
**HFRA INSPECTIONS[1]**



**1,950+**
**WEATHER STATIONS[1]**

**~200**
**HD CAMERAS[1]**



- **No ignitions** due to failure of covered conductor[2]
- **~90% visual coverage** of SCE's High Fire Risk Area

1. Since 2018 and as of September 30, 2025
2. Refers to the ignition drivers covered conductor is designed to mitigate

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# California has a comprehensive wildfire risk reduction profile, benefiting customers and investors

## Legislation

SB 254 passed Sept. 2025

AB 1054 passed July 2019

Codified prudent manager standard

$21+ billion initial wildfire fund and $18 billion continuation account

## Regulation

Wildfire Mitigation Plan

Safety Certification

Substantial approved funding for wildfire mitigation

## Suppression

CAL FIRE Budget: Doubled since 2017-18

CAL FIRE Staffing: >90% increase since 2017-18

CAL FIRE's fleet is the largest civil aerial firefighting fleet in the world

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# SB 254 is a key action that demonstrates support for IOU financial stability and its importance for customer affordability…

## Creates $18Bn fund with no upfront contribution[1]

**Funded 50/50 by customers and IOUs**

- **IOUs:** $300MM/year for 2029–2045
- *plus* $3.9Bn over 5 years if need determined by administrator[2]
- **Customers:** $900MM/year for 2036–2045

**SCE share:** 47.85% (~$145MM/year starting 2029)

New fund available **only for wildfires ignited after Sept. 19, 2025 (SB 254's effective date);** initial fund available only for wildfires ignited before effective date[1,3]

## Enhances framework for liability cap, claims, and financing

**Liability cap** now based on year of ignition—improving certainty of amount—rather than year of disallowance

**If Wildfire Fund[1] exhausted,** IOU may issue securitized bonds to fund claims payments for covered wildfires ignited between Jan. 1, 2025, and Sept. 19, 2025[4]

**Constructive for potential Eaton Fire losses**

If required to reimburse new fund, IOU may **reduce reimbursement by amount of contributions paid**

**Gives IOUs right of first refusal for subrogation claim sales** for wildfires ignited after SB 254's effective date

## Excludes $6Bn in wildfire capex from rate base

**IOUs to securitize $6Bn of wildfire mitigation capital spending** (SCE share: ~$2.9Bn)[5]

1. References to "Wildfire Fund" refer to the fund established under AB 1054 in 2019; "New fund" refers to the Continuation Account established under SB 254. Funding of the Continuation Account is dependent upon a determination by the fund administrator and CPUC authorization of extending customer charges
2. If the administrator winds up and terminates the account before the final installment payment is paid, IOUs shall provide one-half of the remaining unpaid installment payments as rate credits to its ratepayers
3. Any remaining value in the Wildfire Fund rolls over to the new fund after satisfying covered wildfires
4. Subject to CPUC approval; SB 254 was signed by the governor on September 19, 2025, which is the effective date of the bill
5. Based on the assumption that SCE's share will be determined according to its allocation of the IOU contributions to the Continuation Account

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# …and requires evaluation of broad long-term reforms, recognizing new models necessary to equitably socialize risk

## CEA to perform comprehensive assessment on new models or approaches

Recognizes climate-driven natural catastrophe costs exceed what customers or shareholders can bear

Broad reforms across numerous sectors and stakeholders needed in response to emerging climate-fueled economic crisis

Solutions should ensure IOUs are accountable for safety and also have the financial health to attract low-cost capital on behalf of customers

**The CEA's report, due to the Legislature and Governor by April 1, 2026, shall include specific recommendations, including, but not limited to:**

### Reduction of Wildfire Risk and Damage

- Additional **wildfire mitigation measures and technology solutions** to reduce risk of ignition and limit spread and damage
- Options for enactment of **programs to reduce the risk of wildfires spreading** and becoming high-severity catastrophes
- Options for **reducing economic damage** resulting from wildfires and potentially other catastrophic natural disasters

### Ensuring Fair Compensation

- Financing, insurance, and other **mechanisms to expedite recovery for communities** impacted by natural catastrophes
- Options for enactment of streamlined, low-cost mechanism to **provide injured parties full compensation for damages resulting from wildfires**
- Impacts of **reasonable limitations on changes to recoveries in wildfire litigation** arising from ignitions caused by utility infrastructure

### Equitable Risk Socialization

- Accessibility and affordability of **property insurance** in California
- Alternative **structures to socialize risk of damage** from natural catastrophes
- Additional measures to **benefit ratepayers through reducing costs caused by fiscal uncertainty while holding IOUs accountable** for improving safety and reducing risk
- Options for **new models to complement or replace the fund**

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# AB 1054[1] provides a strong regulatory construct for determining wildfire liability and cost recovery

| | |
|---|---|
| **Established safety certification process and additional safety oversight** | Under AB 1054, SCE can obtain an annual safety certification following submission of required safety information, including an approved wildfire mitigation plan<br>Safety certifications valid for 12 months and remain valid until Office of Energy Infrastructure Safety acts on SCE's request for a new safety certification |
| **Codified prudency standard and assumes utility prudency unless serious doubt created** | Provided a utility is "safety certified," establishes a prudency standard that assumes utility is prudent, unless intervenors create serious doubt<br>Prudency based on reasonable utility conduct with potential for full or partial recovery, considering factors within and beyond a utility's control (e.g., humidity, temperature, winds)<br>Standard survives even if Wildfire Insurance Fund is depleted |
| **Established $21+ billion Wildfire Fund to enhance liquidity** | Reimburses utility for eligible claims payments above $1 billion required insurance coverage[2]<br>Currently ~$13.5 billion of assets, invested ~80% Treasury/Agency and ~20% corporate securities[3]<br>Administrator recently estimated $22 billion capacity after anticipated eligible claims from PG&E's two covered wildfires |
| **Caps utility liability if found imprudent (SCE 2025 cap: ~$4.2 Bn[5])** | If found prudent, no requirement to reimburse fund for claims covered by fund<br>If found imprudent or partially imprudent, shareholders reimburse fund up to cap<br>Reimbursement capped if utility has valid safety certification.[4] The cap covers trailing three-year period and limits reimbursement to 20% of electric T&D equity rate base at time of ignition[5] |

1. California Assembly Bill 1054, executed by the governor of California on July 12, 2019
2. Or amount required by fund administrator, whichever is higher
3. Source: California Earthquake Authority Financial Report presented at the July 24, 2025 California Catastrophe Response Council meeting
4. And has not been found to have acted with conscious or willful disregard of the rights and safety of others
5. Excluding general plant and intangibles. Liability cap calculation amended by California Senate Bill 254 (2025) to be based on year of ignition

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# Wildfire Fund provides liquidity for claims payments and ceiling on liability to reimburse fund

## AB 1054 Wildfire Fund (Initial Account) Mechanics[1]

**IOUs contribute $10.5 billion**

PG&E: $4.8Bn initial + $193MM annually through 2028
SCE: $2.4Bn initial + $95MM annually through 2028
SDG&E: $0.3Bn initial + $13MM annually through 2028

**Customers contribute non-bypassable charge**

Customers contribute $0.9Bn annually through 2035. May be directly contributed to Fund or used to support issuance of bonds by California DWR

**Wildfire Insurance Fund**

- Covers claims payments resulting from wildfires ignited on or after July 12, 2019, either (a) caused by PG&E, SCE, or SDG&E, as determined by the governmental agency responsible for determining causation, or (b) asserted to have been caused by PG&E, SCE, or SDG&E, and results in a court-approved dismissal resulting from settlement of third-party damage claims, in excess of annual utility insurance ($1 billion)[2]
- Claim-paying capacity of $21+ billion. Fund can securitize future contributions if necessary to capitalize the fund
- Fund reimbursed if imprudent (see below right), but does not have a separate replenishment mechanism

**Fund payment of "eligible claims"[2]**

- Pay out claims to claimants subject to fund administrator approval
- Subrogation claims settled at ≤40% approved unless exceptional facts and circumstances; higher amounts may be approved by fund administrator

CPUC prudency determination (serious doubt standard if utility holds safety cert.)

**If found imprudent, IOU reimburses Wildfire Fund up to 3-year rolling cap**

- Liability cap of 20% of T&D Equity Rate Base (~$4.2Bn for SCE for 2025)[3] unless found to have acted with conscious or willful disregard of the rights and safety of others
- Liability cap lapses when fund exhausted; prudency standard remains

**If found prudent, IOU does not reimburse Wildfire Fund**

1. This summary is based on Edison International's interpretation of Assembly Bill 1054 (2019) and clarifications made in Senate Bill 599 (2022) and Senate Bill 254 (2025)
2. "Eligible claims": claims for third-party damages from covered wildfires less annual utility retention (larger of $1.0 billion or required insurance layer per fund administrator)
3. Excluding general plant and intangibles

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# Wildfire Fund illustrated: Eligible claims paid by fund and potential reimbursement is capped

## Example of Wildfire Fund operations, reimbursement, and IOU liability from a hypothetical wildfire resulting in $10 billion of paid claims

$ in Billions; Example based on SCE's 2025 Liability Cap



**$10 billion**
cost of paid claims[1]
*(Wildfire Fund reimburses utility for claims paid above IOU insurance of $1 billion)*
SCE cost recovery application and CPUC review[2]
*(Serious doubt standard if SCE holds safety certification)*
If authorized *100% recovery[1]*
Partial recovery can be authorized[2]
If authorized *0% recovery[1]*
SCE **does not reimburse Fund** for eligible claims above annual aggregate insurance of $1 billion
1.0
9.0
$10.0
SCE's Insurance
Utility Shareholders
Wildfire Insurance Fund
1.0
4.2
4.7
$10.0
Liability cap for subsequent events over 3-year period reduced by amount reimbursed

1. Claims typically settle at a percentage of the asserted damages
2. Costs in application may be allocated for cost recovery in full or in part considering factors within and beyond utility's control, including humidity, temperature, and winds

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# California has continued to increase investments in wildfire suppression and prevention

## CAL FIRE's budget has doubled since 2017-18

CAL FIRE Enacted Budget by Budget Year, $ in Billions[1]


$2.0
$2.5
$2.9
$2.5
$2.6
$3.7
$4.1
$4.2
$4.2
2017-18
2018-19
2019-20
2020-21
2021-22
2022-23
2023-24
2024-25
2025-26

## CAL FIRE's staffing has increased by >90% since 2017-18

Thousands of CAL FIRE Budget Year Positions[1]


6.9
7.2
7.7
8.1
8.8
11.3
12.0
12.5
13.3
2017-18
2018-19
2019-20
2020-21
2021-22
2022-23
2023-24
2024-25
2025-26

**60+ aircraft make CAL FIRE's fleet the largest civil aerial firefighting fleet in the world[2]**

**State has committed $2.6 billion over 7 years[3] for Wildfire & Forest Resilience Strategy**

**Increased use of new technology including drones, AI-powered tools to spot fires, and advanced mapping[4]**

1. As initially enacted. Does not include subsequent Emergency Fund funding
2. https://www.fire.ca.gov/what-we-do/fire-protection/aviation-program
3. Budgeted across departments and budget years. Portions of the funding for the Wildfire & Forest Resilience Strategy are captured within CAL FIRE's overall budget and the action in this reference
4. https://www.gov.ca.gov/2025/01/13/california-forest-management-hotter-drier-climate/

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# Covered conductor is a very valuable tool to expeditiously and cost-effectively reduce wildfire risk specific to SCE

## Lower Cost to Implement

**Cost per Mile**
$ in Millions


~4.0
~80% lower
~0.9
Under-ground
Covered Conductor

## Faster Execution Speed

**Avg. Implementation Time**
In Months

| | Covered Conductor | Under-ground |
|---|---|---|
| Initiate | ~2–3 | ~2–3 |
| Plan | ~6–9 | ~9–15 |
| Schedule[1] | ~6–9 | ~9–15 |
| Execute | ~2–3 | ~5–15 |
| **Total** | **16–24+** | **25–48+** |

## Targeted Undergrounding Pursued Based on Risk Profile

- Communities of Elevated Fire Concern[2]
- High burn frequency
- Limited egress
- Wind speeds exceeding covered conductor PSPS thresholds
- Exceptionally high potential consequence (>10,000 acres)
- Operational feasibility

1. The Schedule phase includes verifying permits, obtaining easements, scoping and bundling work, and scheduling construction
2. Communities of Elevated Fire Concern defined as smaller geographic areas where terrain, construction, and other factors could lead to smaller, fast-moving fires threatening populated locations under benign (normal) weather conditions

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# SCE has completed 91% of planned distribution line hardening in high fire risk area (HFRA)

**By end of 2025, expect to be approaching 90% of total distribution lines in high fire risk area hardened[1]**

## Status of Currently Planned Grid Hardening in HFRA[1]

Distribution circuit miles, As of September 30, 2025


Remaining Planned[2]
(~1,480 miles)
Underground
(~7,400 miles)
Completed
91%
of plan
Completed Hardening
(~14,200 miles)
Covered Conductor
(6,800+ miles)

1. Refers to circuit miles of distribution infrastructure in SCE's high fire risk areas (HFRA)
2. Includes covered conductor and undergrounding

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ELECTRIFYING THE FUTURE: CUSTOMERS AND CLEAN ENERGY

Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# Reaching California's 2045 GHG goals requires a near-complete transformation of energy use economy wide

## Decarbonize Electricity

**100%** RETAIL SALES



- 100% of grid sales with carbon-free electricity
- ~90 GW of add'l utility-scale clean generation
- ~25 GW of add'l utility-scale energy storage
- >15 GW each of add'l behind-the-meter solar and storage

## Electrify Transportation

**90%** OF VEHICLES



- 90% of light-duty vehicles need to be electric
- 90% of medium-duty vehicles need to be electric
- 54% of heavy-duty vehicles need to be electric

## Electrify Buildings

**95%** OF BUILDINGS



- Zero emission appliance regulations expected to drive >95% building electrification
- 98% and 90% of commercial water and space heating to be electrified by 2045, respectively

## Use Low-Carbon Fuels

**48%** NON-ELECTRIC ENERGY



- 20% and 13% of pipeline natural gas volume to be hydrogen and RNG, respectively
- 37% of heavy-duty vehicles to be hydrogen fuel cell vehicles
- 20% of buses to be hydrogen fuel cell vehicles

## Sink Remaining Carbon

**75** MMT CARBON SINK



- 25 MMT from carbon capture and storage (point source)
- 25 MMT from natural and working lands
- 25 MMT from other (e.g., direct air capture)

**Edison is partnering with state government and other stakeholders to advance policies that rapidly cut GHG emissions in a feasible and affordable way**

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# EIX is directly contributing to California's clean energy transition by taking steps to reach net zero

## Our Net-Zero Action Plan

*Reducing Scope 1, 2, and 3 Emissions*

1. **Deliver Carbon-Free Power to SCE's Customers:** Increase clean power procurement and decrease natural gas generation use, in line with commitment to deliver 100% carbon-free power by 2045
2. **Reduce Operational Emissions:** Engaging vendors to reduce supply chain emissions, phasing out older technology, and continuing to electrify vehicle fleet
3. **Neutralize remaining emissions:** Mostly from natural gas generation supporting reliability and affordability

## Reaching net-zero GHG Emissions by 2045

GHG Emissions Reductions by 2045 (MMT CO2e)


10.3
(7.2)
(1.1)
(2.0)
2020 Emissions
Power Delivery-related
Operational
Neutralized
Net Zero by 2045

Source: EIX's Reaching Net Zero analysis. See EIX's Reaching Net Zero paper for additional information on the analysis and its methodology

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# SCE's load growth driven by economywide trends with broad customer and climate benefits

## SCE's diverse and durable drivers of demand...

**Transportation Electrification**
Rapid growth potential supported by strong CA EV sales, fleet electrification, and public charging

+

**Residential**
New housing development and population growth, partially offset by solar adoption

+

**Commercial & Industrial**
High-tech warehouses, data centers, and building electrification

=

**Clean load growth supporting both affordability and decarbonization**

## ...expected to result in sustained load growth

***Near-term*** *(2025–2028)* **~1–3%** annual sales growth

***Mid-term*** *(By 2035)* **~40–50%** cumulative sales growth[1]

***Long-term*** *(By 2045)* **~100%** cumulative sales growth[1]

1. Relative to 2025

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22Edison International | October 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy SCE’s future load growth is highly levered to EV adoption, helping affordability by providing downward pressure on rates 1. Includes both light duty and non-light duty EV load 2. Source: EPRI analysis of Experian data 23% of new cars sold in California YTD ‘25 were zero emission vehicles2; state has >100,000 public chargers SCE’s Charge Ready programs are expected to stimulate growth in EV adoption and the build out of charging infrastructure SCE’s programs include a focus on serving multi-family dwellings and disadvantaged communities State budget funding of ~$6 billion to accelerate zero-emission vehicles represents significant progress in helping spur adoption - 10,000 20,000 30,000 40,000 50,000 60,000 2024 2045 Electric vehicles in SCE’s service area made up ~2,900 GWh of load in 2024 and could grow to 50,000+ GWh by 2045 Electric load from electric vehicles in SCE’s service area, GWh1 ~17x increase

Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# Edison International has one of the strongest electrification profiles in the industry

## Transportation Electrification

**Largest U.S. IOU EV charging programs** with over $850 million of approved funding plus over $1 billion of incentives

**Substantial state budget commitments** to accelerate zero-emission vehicles

**23% of new cars sold** in California YTD 2025 were zero emission vehicles[1]

Current trajectory of **14 million EVs in CA** (5.3 million in SCE's area) by 2035

Represents **~26.7 million MWh** in SCE's service area by 2035 and **~50 million MWh by 2045**

## Building Electrification

**State multiyear package includes ~$525 million** for equitable building decarbonization

SCE considering further steps to help state **close current deployment gap**

Target to have **27 million residential heat pumps in California** by 2045

Represents **~4.3 million MWh of incremental load** in SCE's area by 2035 **~7.9 million MWh by 2045**

## Energy Storage

SCE has **installed or procured ~8.8 GW** of storage capacity; **~5.2 GW currently online**

SCE commissioned **~310 MW** and commissioning additional **~225 MW of utility-owned storage** to support reliability

Project **30+ GW of utility-scale storage needed** California-wide by 2045

Growing energy storage capacity supports reliability as **economy increasingly relies on electricity**

1. Source: EPRI analysis of Experian data

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# SCE leads the largest utility transportation electrification initiatives and programs in the U.S.

## Edison's long-standing suite of transportation electrification programs enables California's leadership of EV adoption

Approved Utility Transportation Electrification Portfolios >$300 Million, $ in Millions


EIX
$872
Utility A
$806
Utility B
$457
Utility C
$414
Utility D
$394
Utility E
$313
Utility F
$309

By 2030, SCE will administer over $1 billion of EV purchase incentives and other equity-focused programs funded via California's LCFS program[1]

By end of 2027, SCE's programs expected to have:

- Added ~22,000 light-duty vehicle chargers
- Directly contributed to electrification of >500,000 vehicles with ~25% in disadvantaged communities

EIX/SCE received the prestigious Edison Electric Institute (EEI) Edison Award for SCE's innovative suite of TE programs

1. Low Carbon Fuel Standard. The LCFS program at the California Air Resources Board (CARB) funds SCE's vehicle rebate programs through the sale of LCFS credits to market participants and not through customer rates. These amounts are distinct from funding approved for SCE's transportation electrification programs

Sources: EEI Electric Transportation Biannual State Regulatory Update (January 2025), SCE

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# Load nearly doubling by 2045 requires a significant acceleration in grid expansion

## At least half of incremental grid investment fits squarely within IOU jurisdictions

Incremental CAISO-wide grid investment

**~$125 billion**
**(2023$)**


Transmission for Out-of-State Imports
ISO Interconnections
Subtransmission
Distribution

Infrastructure to interconnect and integrate resources

*May be mix of investment by utilities, generators, and other market participants*

Utility infrastructure additions and upgrades

*Predominantly investments by utilities in their service areas*

CAISO Grid Investment
2033–2045

New transmission and distribution grid projects need to be added at up to **4x and 10x historical rates**, respectively

SCE expects **distribution system to be 25% larger** by 2045

- Equivalent of 85 new distribution substations
- Upgrades to 345 of 900 existing substations
- 1,400 new distribution circuits (30% more than today)

**+20,000 circuit miles** of 500 kV transmission CAISO-wide to interconnect new resources

Source: SCE's Countdown to 2045 analysis. See Countdown to 2045 Appendices for additional information on the analysis and its methodology

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# Adoption of electrified technologies results in significant savings for average SCE customer household

## Total annual energy expenses for the average SCE customer household decreases by ~40% by 2045

Annual residential household energy expenses (2023$)[1]


$6,680
Home Solar
Electricity Bill
Home Gas Bill
Gasoline
$3,880
2023
2045

***Share of wallet***[2] — 2023: *>7%*; 2045: *<3%*

By 2045, electricity demand is projected to nearly double from 2025, primarily due to electrification

Households will benefit from these savings well before 2045, with the average SCE household expected to see more than 10% savings by the early 2030s

Household savings driven by reduced fossil fuel expenses more than offsetting increase in electricity expense

Improvements in equipment efficiency, energy efficiency, and demand response programs reduce consumption

1. Reflects annual energy expenses using SCE data. Vehicles and appliance costs are not included. Assumes the average SCE customer in 2045 would have electric vehicle, solar, and electric water and space heating
2. Reflects the proportion of household income spent on energy. For 2045, projected median household income based on historical growth rates, then normalized to 2023$

Source: SCE's Countdown to 2045 analysis

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27Edison International | October 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy 0% 2% 4% 6% 8% 10% 12% 14% Mississippi Nebraska Alabama West Virginia Wyoming Tennessee Arkansas North Carolina Kentucky Oklahoma South Carolina South Dakota Missouri Maine Montana Texas Georgia Arizona Delaware Nevada New Mexico Indiana Louisiana North Dakota Idaho Vermont Connecticut Michigan Wisconsin Kansas Colorado Ohio Oregon Virginia Iowa Rhode Island New Hampshire Florida Pennsylvania SCE Maryland Utah Minnesota Washington Illinois New Jersey Massachusetts New York Total energy share of wallet in SCE’s service area below median and can decrease with higher levels of electrification 2024 Est. Avg. Residential Customer Share of Wallet (% of Income)1 Electricity Nat. Gas GasolineFor customers of large utilities in: Electricity and energy share of wallet in SCE’s service area compare favorably to those in other states 1. EIX analysis and assumptions based on representative utilities in each state, median household income data from U.S. Census Bureau, electricity expenditure data from EIA, natural gas expenditure data from AGA and EIA, gasoline price data from EIA, and gasoline consumption calculated from vehicles per household from the US Census, vehicle-miles traveled per vehicle from FHWA Highway Statistics Series, and gas mileage from Bureau of Transportation Statistics

Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# SCE has lowest system average rate among California IOUs and remains laser focused on affordability for customers

## Major California IOU System Average Rates[1]

Cents per kWh, Based on current rates


35.1
+20%
vs. SCE
34.8
+19%
vs. SCE
29.3
SDG&E
PG&E
SOUTHERN CALIFORNIA
EDISON

- Expect **inflation-level system average rate CAGR of ~2–3% for** 2025–2028[2]
- **Rising load growth** driven by electrification and other factors **further supports affordability**
- **Strong track record and continued focus** on operational excellence to reduce costs

1. All rates include California Climate Credit. Sources: SCE Advice 5643-E effective October 1, 2025, PG&E Advice 7684-E effective September 1, 2025, SDG&E Advice 4701-E effective October 1, 2025
2. CAGR based on starting point of estimated average 2025 system average rate (including GHG credits) of 26.9 cents/kWh. Incorporates 2025 GRC final decision, SCE's current capital plan, TKM settlement, Woolsey proposed settlement pending CPUC approval, and forecast of purchased power costs. Forecast subject to change. Actual rate growth may vary based on changes in market prices, variability in sales and collections, timing of regulatory decisions, and other factors

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29Edison International | October 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy 2019–2024 rate increases largely driven by external events % of Total Increase 2019–2024: SCE’s rate trend outpaced inflation (~12% vs. ~4%) 5 10 15 20 25 30 1990 '95 '00 '05 '10 '15 '20 '25 Rate increases below inflation for 30 years. External drivers largely drove 2019–2024. Expect return to inflation-level growth 1990–2019 SCE’s rates trend below local inflation for nearly 30 years SCE System Average Rate2 Local inflation 68% from external events4 Cents per kWh 1. Forecast subject to change. Actual rates will vary based on actual authorized rates, changes in market prices, variability in sales, collections, timing of regulatory decisions, and other factors 2. All rates include California Climate Credit 3. Includes items such as undercollection of rates in 2023 due to milder than anticipated weather and other one-time events 4. External events also includes 2% from Public Purpose Programs. Standard operations also includes 4% from Power Supply — Clean Energy 32% from standard operations4 21% Wildfire 45% Power Supply and Weather3 28% Load Growth / Infrastructure Replacement 2024–2028 Expect inflation-level system average rate growth1 9

30Edison International | October 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Composition of Bundled System Revenue Requirement1 5% Transmission Investment in operations and maintenance for high-voltage transmission lines 32% Distribution Grid maintenance and new equipment, including poles, wires, and substations 10% Wildfire Covered conductor, vegetation clearing, enhanced inspections, weather stations, HD cameras, and insurance 5% Public Purpose Programs Mandated state programs, including incentives for energy efficiency and protection for low-income customers 11% Taxes Federal, state, county, and city taxes and uncollectibles 37% Power Supply Cost of energy sources, including natural gas, hydro, solar, and wind 1. Based on rates as of October 1, 2025

31Edison International | October 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy SCE delivers on California’s energy goals while managing affordability—despite higher policy-driven cost burdens +38% vs. SCE +37% vs. SCE SCE vs. LADWP: Average Non-CARE Residential Bill1 $ per Month; Based on 500 kWh consumption 1. Including Utility Users Tax (UUT). UUT is a local tax levied by cities on utility services, which is not part of SCE’s revenue requirement. Utilities collect the UUT through customers’ electric bills and remit the funds to the appropriate local government 2. Other includes Wildfire Fund Charge, Nuclear Decommissioning Charge, Public Utilities Commission Reimbursement Fee 3. Public Purpose Programs also includes CARE surcharge / discount, extension of Diablo Canyon operations costs 4. Taxes includes Federal & State Income Tax, Property Tax, Franchise Fees & Uncollectibles, and UUT 5. Southern California Edison (SCE) serves a 50,000 square mile area in Central, Coastal, and Southern California. The Los Angeles Department of Water and Power (LADWP) serves a ~473 square mile area IOU customers fund broader set of public mandates—including wildfire mitigation, decarbonization, and equity programs—not reflected in municipal utility bills Despite these added responsibilities, IOUs operate efficiently—maintaining grid reliability, advancing clean energy, accessing deep capital markets, and delivering shareholder returns (i.e., reflecting regulated cost of capital) $201 $144 0 50 100 150 200 LADWP Transmission & Distribution Power Supply Taxes4 Wildfire Public Purpose3 Other2 ~105 ~3,200Customers per Sq. Mile5: …while serving significantly larger area with lower customer density

FINANCIAL INFORMATION

Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# CPUC's 2025 GRC decision provides foundation for growth through 2028

| | | | |
|---|---|---|---|
| **2025 base revenue of ~$9.7 billion** | ~92% | of request approved | *Represents ~$1.1 billion increase to fund critical grid investments for customers* |
| **2026–2028 attrition year increases** | ~$500 | million per year (avg.) | *Maintains two-part mechanism, with O&M tied to inflation* |
| **Approves significant capital investment** | 91% | of request approved | *Provides strong visibility to achieving overall capital plan* |
| **Continued support for grid hardening** | 1,865 | additional miles | *Authorizes 212 miles of targeted undergrounding and 1,653 miles of covered conductor* |
| **Grid upgrades for load growth** | ~$680 | million per year (avg.)[1] | *Approves capex for load growth and TE demand plus memo account for incremental spend* |
| **System average rate (SAR)[2]** | 29.3¢ | per kWh | *Continues 15+ year track record of having lowest SAR among major California IOUs* |

- ✓ **Advances investments in reliable, resilient, and ready grid for customers**
- ✓ **Underpins total 4-year capital plan of $28–29 billion (2025–2028)**
- ✓ **Drives 7–8% rate base CAGR**
- ✓ **Reaffirms outlook of 2–3% system average rate CAGR[3]**

1. Amount shown reflects authorized capital expenditures
2. System average rate as of October 1, 2025, reflecting implementation of GRC and other items. Includes the reduction that customers experience as the result of applying greenhouse gas (GHG) credits
3. CAGR based on starting point of estimated average 2025 system average rate (including GHG credits) of 26.9 cents/kWh. Incorporates 2025 GRC final decision, SCE's current capital plan, TKM settlement, Woolsey proposed settlement pending CPUC approval, and forecast of purchased power costs. Forecast subject to change. Actual rate growth may vary based on changes in market prices, variability in sales and collections, timing of regulatory decisions, and other factors

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# Refreshed 4-year outlook reflects meeting customer needs and confidence in delivering on long-term targets

| | Prior | | Refreshed |
|---|---|---|---|
| System Average Rate CAGR | ~2.6% *(2024–2028)* | *Reaffirmed* → | **~2–3%** *(2025–2028)*[1] |
| 4-Year Capital Plan | $27–32 Bn *(2025–2028)* | *Narrowed* → | **$28–29 Bn** *(2025–2028)* |
| Rate Base CAGR | 6–8% *(2023–2028)* | *Reaffirmed* → | **7–8%** *(2024–2028)* |
| 2025 Core EPS[2] | $5.94–6.34 | *Narrowed* → | **$5.95–6.20** |
| 2025–2028 Core EPS CAGR[3] | 5–7% *(off $5.84)* | *Reaffirmed* → | **5–7%** ***(off $5.84)*** |
| Annual Equity Needs[4] | ~$100 MM | *Reduced* → | **$0** |

1. CAGR based on starting point of estimated average 2025 system average rate (including GHG credits) of 26.9 cents/kWh. Incorporates 2025 GRC final decision, SCE's current capital plan, TKM settlement, Woolsey proposed settlement pending CPUC approval, and forecast of purchased power costs. Forecast subject to change. Actual rate growth may vary based on changes in market prices, variability in sales and collections, timing of regulatory decisions, and other factors
2. See EIX Core EPS Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix
3. Compound annual growth rate (CAGR) based on starting point of $5.84, which is the midpoint of the original 2025 EPS guidance range of $5.50–5.90 plus run-rate interest expense reduction resulting from the TKM Settlement Agreement of 14¢
4. Financing plan is subject to change

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35Edison International | October 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy 2025–2028 Capital Expenditures Plan1 Four-year capex plan of ~$28–$29 billion to strengthen reliability, resilience, and readiness to meet customer needs Capital Expenditures, $ in Billions 1. Forecast includes amounts approved in SCE’s 2025 GRC filing. Additionally, reflects non-GRC spending subject to future regulatory requests beyond GRC proceedings and FERC Formula Rate annual updates 2. Annual Range Case capital reflects variability associated with future requests based on management judgment, potential for permitting delays and other operational considerations Incremental long-term capital deployment opportunities to serve customers 1. Advanced Metering Infrastructure (est. filing 1Q26) 2. CAISO-awarded FERC transmission projects 2029+ $2bn+ $2bn+ 6.3 6.5 6.8 6.6 0.5 0.8 0.9 0.9 $6.8 $7.3 $7.7 $7.5 2025 2026 2027 2028Range Case2 $6.6 $7.1 $7.5 $7.3 CPUC FERC

36Edison International | October 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Over 85% of SCE’s capital investments are in its distribution grid and essential to reliability, resiliency, and readiness objectives >85% distribution grid SCE forecasts investing $28–29 billion from 2025 to 2028 to support SCE’s wildfire mitigation strategy and clean energy transformation in California Percentage of 2025–2028 capital plan 23% 19% 16% 14% 14% 11% 3% Infrastructure Replacement Load Growth & Electrification Wildfire Mitigation Inspections & Maintenance Other Distribution Transmission Generation

37Edison International | October 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy 35.4 40.0 42.8 46.3 49.2 7.4 7.4 7.6 8.0 8.3 $42.8 $47.4 $50.4 $54.3 $57.5 2024 2025 2026 2027 2028 Projected 7–8% rate base growth with upside driven by investments to enable customer-driven load growth CPUC FERC ~8% CAGR 2024–2028 Range Case1 (Recorded) $47.2 $49.9 $53.6 $56.5 1. Range Case rate base reflects only changes in forecast capital expenditures 2024–2028 SCE Rate Base Weighted Average Rate Base, $ in Billions Incremental long-term capital deployment opportunities to serve customers 1. Advanced Metering Infrastructure (est. filing 1Q26) 2. CAISO-awarded FERC transmission projects 2029+ $2bn+ $2bn+

38Edison International | October 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Ongoing wildfire risk (Request does not include an ROE “adder" above the reasonable range) SCE’s role in advancing California’s clean energy goals for customers Strengthens SCE’s credit, supporting lower borrowing costs for customers 2026 cost of capital application filed in March, requesting an ROE of 11.75% Request for 2026–2028 ROE (vs. 2025 authorized of 10.33%) 11.75% Equity Ratio (no change) 52% Update Cost of Debt (vs. 2025 authorized of 4.58%) 4.71% Update Cost of Preferred (vs. 2025 authorized of 6.42%) 6.89% Continue Cost of Capital Adjustment Mechanism (Includes updating benchmark to the monthly average for October 2024–September 2025) Key Drivers Proceeding Schedule Event Date  Application Filed 3/20/25  Protests & Responses 4/24/25  SCE Reply to Protests 5/5/25  Prehearing Conf. 6/25/25  Scoping Memo Issued 7/16/25  Intervenor Testimony 7/30/25  Rebuttal Testimony 8/20/25  Evidentiary Hearing 9/4/25  Opening Briefs 9/19/25  Reply Briefs 10/3/25 Proposed Decision Nov. 2025

Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# SCE and intervenors reach settlement agreement for Woolsey, which would authorize 35% cost recovery[1]

On September 19, 2025, SCE, Cal Advocates, EPUC, and SBUA filed a motion for approval of settlement agreement to recover ~$2.0 billion of ~$5.6 billion of losses[1]

Marks significant milestone and one step closer toward fully resolving 2017/2018 Wildfire/Mudslide Events

Result of constructive negotiations and benefits financial strength of the utility and reduces costs for customers, supporting long-term affordability

- Helps reduce excess financing costs to customers
- Improves credit metrics (Up to 90bps FFO-to-Debt benefit)
- Annualized interest expense benefit of ~18¢/share

Combined with the previously-approved settlement for TKM cost recovery, would result in recovery of 43%, or ~$3.6 billion, of 2017/2018 Wildfire/Mudslide Events costs above insurance and FERC recoveries

1. Subject to CPUC approval. Amounts refer to WEMA costs (claims and associated financing and legal expenses). Proposed settlement would authorize recovery of 35% of WEMA costs and 85% of CEMA costs

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# Key Takeaways of Woolsey Cost Recovery Settlement Agreement

| | |
|---|---|
| **Authorized Amounts** | **35%** of claims, financing, and legal costs (~$2 billion WEMA recovery)<br>**85%** of restoration costs (~$70 million CEMA recovery) |
| **Permanent Capital Structure Exclusion** | Permanently exclude after-tax charges to equity and associated debt from SCE's CPUC regulatory capital structure |
| **Cost Recovery** | SCE will file separate application seeking approval to recover authorized WEMA amounts through issuance of securitized bonds<br>CEMA amounts will be recovered through normal course recovery (i.e., rate base) |
| **Next Steps** | Awaiting proposed decision<br>SCE anticipates final decision late this year or early 2026<br>Following approval, separate application to issue securitized bonds expected to take 6 months for CPUC approval; SCE anticipates proceeds received by mid-2026[1] |

1. Assuming securitization approved

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# Resolution of legacy wildfires entering final stages: TKM settlement approved; Woolsey settlement pending approval

## 2017/2018 Wildfire/Mudslide Events Cost Recovery

| | TKM (A.23-08-013) | Woolsey (A.24-10-002) |
|---|---|---|
| ***Value*** | ~$1.6 billion *(Settlement value)*[1] | ~$2.0 billion *(Proposed settlement value)*[2] |
| ***Next Steps*** | Targeting issuance of securitized bonds by end of 2025 | Pending proposed decision |
| ***Avg. Residential Customer Cost***[3] | ~$1.04/month | ~$1.24/month |

*(vs. average bill of ~$193)*

## Modeling Considerations

**Core EPS:** One-time benefit recorded upon CPUC approval; going forward, SCE realizes reduced interest expense

| | One-time True-up | Ongoing Post-Decision |
|---|---|---|
| **TKM** | ~30¢ *(Q1 2025)* | ~14¢ *(annualized)* |
| **Woolsey**[2] | ~44¢ *(Recognized in quarter of CPUC final decision)* | ~18¢ *(annualized)* |

**Cash Flow:** Securitization follows CPUC approval of financing order

- **TKM**: ~$1.6 billion expected by year-end 2025
- **Woolsey**: ~$2.0 billion expected mid-2026

**Use of Proceeds:**

- Offsets normal-course debt issuances as SCE reallocates outstanding debt for rate base growth

1. Approved TKM settlement authorizes recovery of 60% of WEMA costs (claims and associated financing and legal expenses) and 85% of CEMA costs
2. Subject to CPUC approval. Proposed settlement would authorize recovery of 35% of WEMA costs (claims and associated financing and legal expenses) and 85% of CEMA costs. Estimated one-time true-up is based on expected recoverable interest expense through December 31, 2025
3. For WEMA costs only. Estimated cost assuming securitization. Average bill shown is for non-CARE residential customers

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# EIX narrows 2025 Core EPS guidance to $5.95–6.20

## EIX 2025 Core Earnings Per Share Guidance Range

| | 2025 YTD | 2025 Guidance |
|---|---|---|
| **SCE EPS** | 5.42 | 7.00–7.15 |
| **EIX Parent and Other** | (0.74) | (1.05)–(0.95) |
| **EIX Consolidated Core EPS** | **$4.68** | **$5.95–6.20** |
| *Share Count (in millions)* | *385* | *385* |

## 2025 Modeling Considerations

**SCE drivers include:**

- AFUDC
- Regulatory application decisions (e.g., TKM, WMCE, WMVM)
  - SCE 2025 EPS includes ~30¢ one-time true-up for past TKM interest expense
  - Other regulatory decisions contribute ~10¢ of prior-year true-ups
- Reflects TKM interest expense benefit of ~14¢

**EIX Parent drivers include:**

- Interest expense and preferred dividends
- Potential costs associated with early refinancing of preferred equity

Note: See Earnings Per Share Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. All tax-effected information on this slide is based on our current combined statutory tax rate of approximately 28%. Totals may not add due to rounding

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# Cash flow from memo account recovery and securitization strengthens our balance sheet and credit metrics

**~$6.0 billion**
memo account recovery 2021– Q3 2025[1]

**~$1.6 billion**
securitizations of AB 1054 capex completed

**~$5.3 billion**
remaining recoveries through 2027

## Remaining GRC and Wildfire-related Application Recoveries

$ in Millions

**Approved Applications**

| Application / Account | Balance @ Sept. 30, '25 | Recovery Through | Remaining Rate Recovery by Year: Q4 2025 | 2026 | 2027 |
|---|---|---|---|---|---|
| ✓ TKM Securitization | 1,627 | n/a | 1,627 | – | – |
| ✓ 2025 GRC (Jan–Sept. '25) | 902 | Sept. '27 | 113 | 451 | 338 |
| ✓ WMCE | 416 | Sept. '26 | 104 | 312 | – |
| ✓ 2022 WM/VM | 199 | Feb. '26 | 72 | 128 | – |
| ✓ CSRP Track 1 | 25 | Dec. '25 | 25 | – | – |
| ✓ Various others | 101 | Varies | 57 | 44 | – |
| **Total** | **3,271** | | **1,998** | **934** | **338** |

**Pending Applications[2]** *(Subject to CPUC Authorization)*

| Application | Request[2,3,4] | Expected Amort.[2] | Expected Rate Recovery by Year[3]: Q4 2025 | 2026 | 2027 |
|---|---|---|---|---|---|
| Woolsey Securitization | 2,000 | n/a | – | 2,000 | – |
| Woolsey CEMA | 45 | 12 months | – | 26 | 19 |
| **Total Including Securitization** | **2,045** | | **–** | **2,026** | **19** |

1. Includes ~$1.6 billion recovered through securitization of AB 1054 capital expenditures
2. Pending Applications reflects applications already submitted to the CPUC. Additional CEMA applications will be made for other events. Requested revenue requirement shown. Amounts and amortization subject to CPUC approval
3. Reflects request at the time of the application. SCE continues to record capital-related revenue requirements and interest that would also be authorized upon commission approval. For Woolsey securitization, amount reflects costs recovered upfront. Recovery in customer rates of costs to service the bonds takes place over the tenor of the debt at a fixed recovery charge rate.
4. Amount shown for Woolsey CEMA, and estimated Woolsey Securitization, represents eligible recovery per settlement agreement with intervenors, which will be authorized upon commission approval. Woolsey Securitization estimate will be further refined as timing and costs of securitization transaction are evaluated.

Note: Numbers may not add due to rounding

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# SCE has obtained approvals for $2.9 billion of capex in memo accounts since 2020, and has ~$71 million pending

## Approvals and pending applications for incremental capital spending recorded in memo accounts

Only capital expenditure components of CPUC decisions shown below

**Pending application** — Wildfire Mitigation & Restoration — Non-GRC Program

**2020**
- **$407 million** for Wildfire Mitigation *(GS&RP)*

**2021**
- **$302 million** for Wildfire Mitigation *(GRC Track 2)*

**2022**
- **$436 million** for Customer Service Re-Platform

**2023**
- **$465 million** for Wildfire Mitigation & Restoration *(GRC Track 3)*
- **$58 million** for Customer Service Re-Platform

**2024**
- **$312 million** for Wildfire Restoration *(2022 CEMA)*
- **$76 million** for Wildfire Mitigation *(2021 CEMA and WM/VM)*

**2025**
- **$702 million** for Wildfire Mitigation & Restoration *(WMCE)*
- **$99 million** for Wildfire Mitigation *(2022 WM/VM)*
- **$55 million** for Wildfire Restoration *(TKM CEMA)*

**2026**
- **$71 million** for Wildfire Restoration[1] *(Woolsey CEMA)*

1. Subject to CPUC approval

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45Edison International | October 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy EIX and SCE are committed to investment grade credit ratings 1. Excludes amortization of securitized bonds related to SCE’s AB 1054 Excluded Capital Expenditures and short-term debt 2. Based on S&P’s methodology SCE EIX Moody’s Baa1 Stable Baa2 Stable S&P BBB- Negative BBB- Negative Fitch BBB Stable BBB Stable Targeting EIX long-term FFO-to-Debt ratio of 15–17%2 Manageable long-term debt maturities ~14% of total $35 billion debt portfolio at parent Credit strengths include: – Stable, regulated T&D operations – Extensive cost recovery mechanisms – Credit supportive measures under AB 1054 and SB 254 – Wildfire mitigation investments Investment grade ratings at SCE and EIX Long-term Issuer Rating and Outlook as of October 27, 2025 Long-term Debt Maturities1 $ in Millions, as of September 30, 2025 SCEEIX Parent 1,850 1,739 2,259 600 1,150 1,050 1,850 2,450 2,889 3,309 2025 2026 2027 2028 2029

46Edison International | October 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy EIX has a solid track record of delivering on Core EPS guidance over the last two decades 2024 2023 2022 2021 2020 In-line In-line In-line Exceeded In-line 2019 2017 2016 2015 2014 In-line Exceeded In-line Exceeded Exceeded 2013 2011 2010 2009 2008 Exceeded Exceeded In-line Exceeded In-line 2007 2006 2005 2004 Exceeded Exceeded Exceeded Exceeded EIX Actual Core EPS vs. Guidance Range History1    1. 2012 and 2018 not shown because Core EPS guidance was not given in those years due to GRC decision timing   + +  +++  + + + + + +

47Edison International | October 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy EIX has 21 consecutive years of dividend growth1 $0.80 $3.31 2004 2025 7% CAGR Dividends per Share 1. 2025 dividend annualized based on dividend declaration on December 12, 2024

Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# EIX expects 5–7% Core EPS growth for 2025–2028, with financing plan showing no equity needs

## Achievable EPS growth for 2028

Core Earnings per Share Guidance[1]



$6.14
$6.74–7.14
5–7%
CAGR
$5.84
(excluding one-time TKM settlement true-up)
(Includes interest expense impact from TKM and Woolsey settlements)
Original 2025 Midpoint
2028

## 2025–2028 EIX consolidated financing plan[2]

$ in Billions



Dividends[3]
$6–7
Capital Plan
$28–29
Incremental Debt[2,4]
$7–9
Net cash provided by operating activities
$26–28
Uses
Sources

1. For 2025, represents the midpoint of the original 2025 Core EPS guidance range for $5.50–5.90 plus run-rate interest expense reduction of 14¢ and one-time true up for past interest expense of 30¢ associated with TKM Settlement Agreement
2. Financing plan is subject to change. Incorporates expected TKM and Woolsey securitizations
3. EIX Dividends includes common and preferred dividends, which are subject to approval by the EIX Board of Directors
4. Incremental to refinancing of maturities. Values shown include both SCE and parent debt

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# EIX reaffirms 2028 Core EPS guidance of $6.74–7.14, representing 5–7% growth from 2025[1]

## EIX 2028 Core Earnings Per Share Guidance Range

| | 2028 Guidance |
|---|---|
| **SCE EPS** | 7.89–8.19 |
| **EIX Parent and Other** | (1.15)–(1.05) |
| **EIX Consolidated Core EPS** | **$6.74–7.14** |
| *Share Count (in millions)* | *385* |

## 2028 Modeling Considerations

| | |
|---|---|
| SCE Rate Base | $56.5–57.5 billion |
| Rate Base Mix | ~86% CPUC / ~14% FERC |
| Cost of Capital | Range of outcomes around current 10.33% CPUC ROE; 10.30% FERC ROE |
| Equity Ratios | 52% @ CPUC; 47.5% @ FERC |
| TKM & Woolsey Interest Benefit | ~32¢ annual benefit |
| Wildfire Debt (SCE) | 5.3% weighted average portfolio; incorporates current yield curve, maturities, and financing assumptions |
| EIX Parent Debt | 5.4% weighted average portfolio; incorporates current yield curve, maturities, and financing assumptions |

1. Compound annual growth rate (CAGR) based the midpoint of the original 2025 Core EPS guidance range of $5.50–5.90 plus run-rate interest expense reduction resulting from the TKM Settlement Agreement of 14¢

Note: See Earnings Per Share Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. All tax-effected information on this slide is based on our current combined statutory tax rate of approximately 28%. Totals may not add due to rounding

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# Rate base and EPS growth aligned with grid safety, reliability and customer affordability

| | |
|---|---|
| **5–7% Core EPS CAGR[1] 2025–2028** | Underpinned by strong rate base growth of 7–8%<br>$28–29 billion 2025–2028 capital program |
| **~6% current dividend yield[2]** | 21 consecutive years of dividend growth<br>Target dividend payout of 45–55% of SCE core earnings |
| **Investments in safety and reliability of the grid** | Wildfire mitigation execution reduces risk for customers<br>Creates strong foundation for climate adaptation and the clean energy transition |
| **One of the strongest electrification profiles in the industry** | Industry-leading programs for transportation electrification<br>Expected 40–50% load growth by 2035 and nearly doubling by 2045[3] |

1. Compound annual growth rate (CAGR) based the midpoint of the original 2025 Core EPS guidance range of $5.50–5.90 plus run-rate interest expense reduction resulting from the TKM Settlement Agreement of 14¢
2. Based on EIX stock price on October 27, 2025
3. Relative to 2025

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# 1 FAQs: 2025 Guidance and 2025–2028 Core EPS Growth

## 1) Why is the implied midpoint of the narrowed 2025 core EPS guidance range lower?

- Solely related to ~10¢ of one-time costs associated with expected early refinancing of EIX preferred equity before year-end.

## 2) Rate base from the GRC is lower, but EPS growth is unchanged. What are the key considerations?

- The GRC final decision authorized rate base aligned with the low end of our prior guidance.
- On the positive side, we have incorporated capex from the NextGen ERP program, the annual interest benefit from the Woolsey settlement, and improved credit metrics, resulting in optimized financing and no equity need.
- This also factors in the expected loss of equity return on SB 254 excluded capital expenditures.

## 3) How should we think about the core EPS growth trajectory through 2028?

- Consistent with our practice, we will provide guidance for individual years on 4Q earnings calls.
- We are confident in our 5–7% CAGR, keeping the same baseline of $5.84 for 2025 (original guidance midpoint + TKM ongoing interest benefit). This translates to $6.74–7.14 for 2028, which is inclusive of the ongoing Woolsey interest benefit.
- Core EPS in any year is impacted by the rate of spend on GRC-approved programs, non-GRC applications, regulatory decisions, and other financial variables.

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52Edison International | October 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy FAQs: 2025 Guidance and 2025–2028 Core EPS Growth (continued) 1 4) What factors could enable you to hit the high end of the 5–7% core EPS CAGR guidance for 2025–2028? • Delivering on the high end of SCE’s rate base forecast is a key starting point. • Continued execution leading to better-than-authorized operational results (e.g., efficiencies and other initiatives). • Incremental capital spending tracked in GRC-approved memo accounts. • Capital spending at the CPUC on programs not included in our forecast. • Increase in authorized ROE from current levels at the CPUC and FERC. • Improved financing environment (e.g., lower interest rates, tighter credit spreads). 5) Do you expect what you used to call “operational variances” to be a bigger contributor to earnings growth? • No. • Rate base will continue to be the key driver of our earnings. Variances in actual results vs. authorized are part and parcel of how we manage our business. • We expect to continue to generate cost efficiencies for customers. The benefit of intra-cycle efficiencies remains with the company and are passed along to customers in the next GRC application. SCE has a long-standing reputation for being an excellent operator and having the lowest system average rate among major IOUs in the state.

Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# 2 FAQs: Capital and Rate Base

## 6) What are the primary drivers of the lower 2025–2028 rate base forecast vs. the prior forecast?

- Our refreshed rate base projections primarily reflect updating for the GRC final decision (91% of capex was approved), NextGen ERP application, and other non-GRC forecast updates.
- The largest GRC-related reductions to our rate base forecast from the previously-disclosed forecast by 2028 are:
  - ~$1.7 billion of reduced targeted undergrounding
  - ~$1 billion lower non-capital-related component of rate base
- Various other GRC reductions, as well as non-GRC, and FERC updates reduced the 2028 projection by ~$1.3 billion. The NextGen ERP project helps offset by contributing ~$1 billion of rate base by 2028.

## 7) How much SB 254 capex is embedded in your capital forecast?

- We currently expect to spend ~$500–700 million during the 2026–2028 period.
- Our refreshed capex forecast includes this spending. It is excluded from our rate base projections because SB 254 prohibits the inclusion of it in SCE's equity rate base.

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54Edison International | October 2025 Business Update Financial Information AppendixIntroduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy FAQs: ROE and Financing Plan3 9) How can you finance your growth without issuing equity? 10) What is your current thinking on addressing the preferred securities at the parent? • Our FFO-to-debt metric has substantially strengthened from the TKM and Woolsey cost recoveries. • Over the past several years, our equity needs to support rate base growth have been minimal. • We issued equity content securities ($2 billion of preferred equity and $950 million of junior subordinated notes in 2021 and 2023) to support our credit metrics, primarily due to TKM/Woolsey-related settlements. • With TKM securitization proceeds expected by year end 2025 and Woolsey approximately a year later, our FFO/Debt ratio should be comfortably within our targeted 15–17% range without issuing equity. • The two preferred equity series reset in March 2026 and March 2027. • We are looking at cost-efficient options for early refinancing. 8) What CPUC ROE is built into your guidance? • Our core EPS growth guidance incorporates a range of potential outcomes around the current 10.33%. • SCE is awaiting a proposed decision in the 2026 cost of capital proceeding, which will authorize SCE’s CPUC ROE for 2026–2028.

APPENDIX

Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# Trio partners with the world's largest organizations to create meaningful climate impact — globally

| | |
|---|---|
| TRIO™ | **Partners with large commercial, industrial, and institutional organizations to navigate the energy transition by providing integrated energy management and sustainability solutions** |
| **Provide independent, expert advice and services** | Provides strategy and implementation solutions across sustainability, renewables, conventional supply, energy optimization, and transportation electrification |
| **Global reach. Local impact.** | Clients include 51 of the world's largest companies[1]<br>Serving clients in 30+ countries globally<br>13.3+ GW of offsite renewable procurement deals |
| **Provide insights for clean energy efforts** | Supports Edison International's clean energy, electrification, and sustainability strategy |

1. Based on the Fortune 500 and Fortune Global 500 lists

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57Edison International | October 2025 Business Update AppendixIntroduction Financial InformationWildfire Mitigation Electrifying the Future: Customers and Clean Energy Fewer major regulatory applications in coming years increases visibility to financial outlook Application 2025 2026 2027 2028 Next Steps General Rate Cases (A.23-05-010) n/a TKM Cost Recovery; Financing (A.23-08-013; A.25-04-021) n/a 2023 WMCE (A.24-04-005) n/a 2022 WMVM (A.23-10-001) n/a Cost of Capital (A.25-03-012) Awaiting PD Woolsey Cost Recovery (A.24-10-002) Awaiting PD NextGen ERP (A.25-03-009) Meet and confer by Nov. 5 AMI 2.0 (Not yet filed) Plan to file in Q1 2026 = Final Decision Received      File 2029 GRC File 2029 CoC File standalone application File 2024 WMCE

Introduction Wildfire Mitigation Electrifying the Future: Customers and Clean Energy Financial Information Appendix

# Earnings Per Share Non-GAAP Reconciliations

## Reconciliation of EIX Basic Earnings Per Share Guidance to EIX Core Earnings Per Share Guidance

2025 EPS Available to Edison International

| | Low | High |
|---|---|---|
| **Basic EIX EPS** | **$8.05** | **$8.30** |
| Total Non-Core Items[1] | (2.10) | (2.10) |
| **Core EIX EPS** | **$5.95** | **$6.20** |

1. Non-core items are presented as they are recorded

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Introduction | Wildfire Mitigation | Electrifying the Future: Customers and Clean Energy | Financial Information | Appendix

# Use of Non-GAAP Financial Measures

Edison International's earnings and basic earnings per share (EPS) are prepared in accordance with generally accepted accounting principles used in the United States. Management uses core earnings (loss) internally for financial planning and for analysis of performance. Core earnings (loss) are also used when communicating with investors and analysts regarding Edison International's earnings results to facilitate comparisons of the company's performance from period to period. Core earnings (loss) are a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings (loss) are defined as earnings attributable to Edison International shareholders less non-core items. Non-core items include income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings, such as write downs, asset impairments, wildfire-related claims, and other income and expense related to changes in law, outcomes in tax, regulatory or legal proceedings, and exit activities, including sale of certain assets and other activities that are no longer continuing.

A reconciliation of Non-GAAP information to GAAP information is included either on the slide where the information appears or on another slide referenced in this presentation.

**EIX Investor Relations Contact**

| | | |
|---|---|---|
| Sam Ramraj, Vice President | (626) 302-2540 | Sam.Ramraj@edisonintl.com |
| Derek Matsushima, Principal Manager | (626) 302-3625 | Derek.Matsushima@edisonintl.com |

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